UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported: April 29, 2016

DraftDay Fantasy Sports Inc.
(Exact name of Registrant as Specified in its Charter)

Delaware	0-13803	33-0637631
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

902 Broadway, 11th Floor New York, New York (Address of principal executive offices)	10010 (Zip Code)

(212) 231-0092
(Registrant’s Telephone Number, including Area Code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions ( see General Instruction A.2 below):

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17  CFR 240.14d-2(b)).

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01 Entry into a Material Definitive Agreement.
On April 29, 2016, Sillerman Investment Company VI (“SIC VI”), an affiliate of Robert F.X. Sillerman, the Executive Chairman and Chief Executive Officer of Viggle Inc. (the “Company”) entered into a secured revolving loan agreement (the “Secured Revolving Loan”) with the Company and its subsidiaries, wetpaint.com, Inc. and Choose Digital Inc. (collectively, the “Subsidiaries”), pursuant to which the Company can borrow up to $500,000. The Secured Revolving Loan bears interest at the rate of 12% per annum. The Secured Revolving Loan matures on December 31, 2016, barring any events of default or a change of control of the Company.

In connection with the Secured Revolving Loan, the Company and the Subsidiaries have entered into a Security Agreement (the “Security Agreement”) with SIC VI, under which the Company and the Subsidiaries have granted SIC VI a continuing security interest in all assets of the Company and the Subsidiaries, with the exception of the Company’s interest in DraftDay Gaming Group, Inc.

The foregoing descriptions of the Secured Revolving Loan and Security Agreement Loan are not complete and is qualified in its entirety by reference to the full text of the form of Secured Revolving Promissory Note and Security Agreement, which are filed herewith as Exhibit 10.1 and Exhibit 10.2 and incorporated herein by reference.

The Company intends to use the proceeds from the Secured Revolving Loan to fund working capital requirements and for general corporate purposes. Because Mr. Sillerman is a director, executive officer and greater than 10% stockholder of the Company, a majority of the Company’s independent directors approved the transaction.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

As reported on the Company’s Current Report on Form 8-K filed March 30, 2016, the Company entered into a Secured Line of Credit (the “Secured Line of Credit”) with Sillerman Investment Company VI, LLC on March 29, 2016. On April 25, 2016, the Company borrowed an additional $25,000 under the Secured Line of Credit. On April 28, 2016, the Company borrowed an additional $162,000 under the Secured Line of Credit. A total of $500,000 has been advanced under the Secured Line of Credit.

The terms of the Secured Line of Credit are set forth in such Form 8-K and are hereby incorporated herein by reference.

On April 29, 2016, the Company borrowed $125,000 under the Secured Revolving Loan referenced in Item 1.01 above.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.    Description
10.1        Form of Secured Revolving Promissory Note
10.2        Form of Security Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIGGLE INC. By: /s/ Mitchell J. Nelson
Name: Mitchell J. Nelson Title: Executive Vice President and Secretary
DATE: May 3, 2016

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Form of Secured Revolving Promissory Note
10.2	Form of Security Agreement